                                                                   EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                      For
                             7.900% notes due 2005
                             8.375% notes due 2012
                             8.750% notes due 2032
                                      of

                          SPRINT CAPITAL CORPORATION
                         Unconditionally Guaranteed by
                              SPRINT CORPORATION

               Pursuant to the Prospectus dated           , 2002

   This form must be used by a holder of 7.900% notes due 2005, 8.375% notes due 2012 and/or 8.750% notes due 2032 (collectively, the "Old Notes") of Sprint Capital Corporation, a Delaware corporation ("Sprint Capital"), unconditionally guaranteed by Sprint Corporation, a Kansas corporation, who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" of the
Prospectus, dated           , 2002 (the "Prospectus") and in Instruction 1 to
the related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to those guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery before the Expiration Date of the Exchange Offer. Capitalized terms used but not defined in this notice have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

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  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
    CITY TIME,            , 2002 UNLESS EXTENDED (THE "EXPIRATION DATE").
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                 The Exchange Agent for the Exchange Offer is:

                         BANK ONE TRUST COMPANY, N.A.

                      By Mail, Hand or Overnight Courier:

                         Bank One Trust Company, N.A.
               One North State Street, 9th Floor, Suite IL1-0134
                            Chicago, Illinois 60602
                             Attention: Exchanges

                         For New York Hand Deliveries:

                                Bank One, N.A.
                          55 Water Street, 1st Floor
                            Jeanette Park Entrance
                              New York, NY 10041

                 For Information or Confirmation by Telephone:

                       1-800-524-9472 or 1-800-346-5153

   Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery. This notice of guaranteed delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, the signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

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Ladies and Gentlemen:

   Upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to Sprint Capital the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 1 of the Letter of Transmittal.

   The undersigned hereby tenders the Old Notes listed below:

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                             7.900% notes due 2005
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Certificate Number(s) (if    Aggregate Principal            Aggregate
 known) of Old Notes or   Amount Represented by Old         Principal
Account Number at the DTC   Notes Certificate(s)         Amount Tendered
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                             8.375% notes due 2012
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Certificate Number(s) (if    Aggregate Principal            Aggregate
 known) of Old Notes or   Amount Represented by Old         Principal
Account Number at the DTC   Notes Certificate(s)         Amount Tendered
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                             8.750% notes due 2032
-----------------------------------------------------------------------------
Certificate Number(s) (if    Aggregate Principal            Aggregate
 known) of Old Notes or   Amount Represented by Old         Principal
Account Number at the DTC   Notes Certificate(s)         Amount Tendered
-----------------------------------------------------------------------------
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                                      2

                           PLEASE SIGN AND COMPLETE

Signatures of Registered Holder(s) of Authorized Signatory:

_______________________________________________________________________________

_______________________________________________________________________________

Name(s) of Registered Holder(s):

_______________________________________________________________________________

_______________________________________________________________________________

                                          Date: ________________ , 2002

                                          Address: ____________________________

                                                  ___________________________

                                          Area Code and Telephone No. _________

   The Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, that person must provide the following information.

                     Please print name(s) and address(es)

(Name(s)): ____________________________________________________________________

Capacity: _____________________________________________________________________

_______________________________________________________________________________

Address(es): __________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

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                                   GUARANTEE
                   (Not to be used for signature guarantee)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal, together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of those Old Notes into the Exchange Agent's account at DTC described in the prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date.


  Name of firm:

  _____________________________________________________________________________

  Address:

  _____________________________________________________________________________

  _____________________________________________________________________________
                              (Include Zip Code)

  Area Code and Tel. No.

  _____________________________________________________________________________

  Authorized Signature:

  _____________________________________________________________________________

  Name:

  _____________________________________________________________________________
                                (Please Print)

  Title:

  _____________________________________________________________________________

  Dated ______________ , 2002


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     DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF
  CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY,
  AN EXECUTED LETTER OF TRANSMITTAL.

                INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

   1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth in this Notice of Guaranteed Delivery before the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder of Old Notes, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend registered mail with return receipt requested, properly insured. As an alternative to delivery by mail the holders may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see the Prospectus and Instruction 1 of the Letter of Transmittal.

   2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to in this Notice of Guaranteed Delivery, the signatures must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of DTC whose name appears on a security position listing as the owner of the Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

   If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed or a participant of DTC whose name appears on a security position listing as the owner of the Old Notes, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name(s) of the registered holder(s) appear(s) on the Old Notes or signed as the name of the participant is shown on DTC's security position listing.

   If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, that person should so indicate when signing and submit with the Notice of Guaranteed Delivery evidence satisfactory to Sprint Capital of the person's authority to so act.

   3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus, the Letter of Transmittal or this Notice of Guaranteed Delivery may be directed to the Exchange Agent at the address specified in this Notice of Guaranteed Delivery and in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.